UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 12, 2024
Date of Report (Date of earliest event reported)
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Civitas Resources, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On June 12, 2024, Civitas Resources, Inc., a Delaware corporation (the “Company”), the guarantors party thereto (the “Guarantors”), the lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent (the “Administrative Agent”) entered into a Sixth Amendment to Amended and Restated Credit Agreement (the “Sixth Amendment”), which Sixth Amendment amends the terms of that certain Amended and Restated Credit Agreement, dated as of November 1, 2021 (the “Credit Agreement”) among the Company, the Guarantors, each lender from time to time party thereto, and the Administrative Agent.
The Sixth Amendment amends the Credit Agreement to, among other things: (i) increase the Borrowing Base (as defined in the Credit Agreement) by $400,000,000 for a new cumulative Borrowing Base of $3,400,000,000, (ii) increase the aggregate elected commitments of the lenders under the Credit Agreement by an additional $350,000,000, for a total of $2,200,000,000 in aggregate elected commitments, (iii) lower the interest rate margins applicable to loans under the Credit Agreement, (iv) add provisions to lower the interest rate margins and modify certain covenants in the Credit Agreement upon the achievement of investment grade credit ratings, (v) modify certain definitions in the Credit Agreement in connection with the transactions contemplated by the Sixth Amendment and (vi) provide for the addition of certain new lenders under the Credit Agreement.
  The foregoing description of the Sixth Amendment is a summary only, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Sixth Amendment, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d)        Exhibits

Exhibit No.	Description
10.1*
Sixth Amendment to Amended and Restated Credit Agreement, dated June 12, 2024, among Civitas Resources, Inc., the guarantors party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as the administrative agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL)
*    Certain of the schedules to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Civitas Resources, Inc.

Date: June 14, 2024	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary